QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 19, 2002
Date of report (Date of Earliest Event Reported)

HOLLEY PERFORMANCE PRODUCTS INC.
(Exact name of Registrant as specified in Its Charter)

DELAWARE (State or other jurisdiction of incorporation)	333-89061 (Commission File Number)	61-1291482 (I.R.S. Employer Identification No.)

1801 Russellville Road, PO Box 10360, Bowling Green, KY 42102-7360
(Address of principal executive offices and zip code)

(270) 782-2900
Registrant's telephone number, including area code

ITEM 7. Exhibits.

(c)
Exhibits

Number	Exhibit
99.1	CEO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2	CFO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 9. Regulation FD Disclosure.

        On August 19, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of James D. Wiggins, the registrant's chief executive officer, and Joseph G. Andersen, the registrant's chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY PERFORMANCE PRODUCTS INC.
Date: August 19, 2002	By:	/s/ JOSEPH G. ANDERSEN Joseph G. Andersen Vice President, Chief Financial Officer and Secretary

LIST OF EXHIBITS

99.1
CEO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2
CFO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

QuickLinks

  ITEM 7. Exhibits.
  ITEM 9. Regulation FD Disclosure.
SIGNATURE
LIST OF EXHIBITS